March 9, 2015

Presenter, CEO: Jason F. Griffith, CPA, CMA

THE ROTH CONFERENCE • 2015

It's all about the experience...

Safe Harbor

This presentation is neither an offer to sell nor a solicitation of offers to purchase securities. This presentation is the confidential intellectual property of Quest Solution, Inc. ("Quest"). Any use or redistribution of this document or its contents without the express written consent of Quest is prohibited.

This presentation contains statements that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Those statements appear in a number of places in the presentation and include statements regarding the intent, belief or current expectations of Quest, its directors or its officers with respect to, among other things: (i) trends affecting Quest's financial condition or results of operations; (ii) Quest's financing plans; and (iii) Quest's business and growth strategies, among other things.

Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. You are cautioned not to place undue reliance on these forward-looking statements, which reflect Quest's management's view only as of the date of this presentation.

www.QuestSolution.com/investors

Investment Highlights

Leader in Mobility Solutions for Enterprises to support business processes automation

OTCQB TICKER:
QUES
Market Cap
~$13.5M
Recent Closing Price
$0.40
Shares Outstanding
35M
2014 Projected Revenue
$37.5M
9 mo ended 9/30/14 Adjusted Earnings
$1.3M

- **Unique Software and Services model is scalable :** Applications with over 1,000 customers
- **One of the only 'one-stop' fully integrated mobile solution providers:** offering design, delivery, deployment and support
- **Reoccurring Revenue:** Software and Services, maintenance contracts; a sticky, repeatable business with our customers.
- **Targeting GM growth:** from higher-margin managed services and software
- **95+% customer retention:** Customers include Bridgestone, McKesson, Carl's Jr., Oakley, Sherwin Williams; 85%+ of largest 20 customers have been with Quest for 5+ years; some as many as 12 years
- **Growing the portfolio of strong partners with mobile device platform:**
  - Increasing revenue per customer
  - Expanding portfolio of products provided through cross-marketing of complementary functions, accelerated by BCS acquisition
- **M&A** to expand our solutions and footprint
- **NOL / Deferred Tax Asset** we feel have a strong Net Operating Loss carryforward to help with tax planning

Solutions: Complete Lifecycle Solutions

From planning to deployment to on-going technical support of mobile devices


Business
Needs Analysis
Project Planning
& Management
Hardware
Selection
& Testing
Software
Design
Pilot Project
Development
Wireless
Network Design
& Site Survey
Integration
Staging & Kitting
Training
Maintenance
& Support
Responsible
Technology
Disposal

Providing end-to-end solutions to increase value added to our customers' environments and expand our relationship

Our Customers

20 year history with Fortune 500 customers

Manufacturing	Distribution	Logistics	Retail	Healthcare
Robert Mondavi Winery	McKesson	Penske	JO-ANN fabric and craft stores	CardinalHealth
FIAT	GFS gordon food service	OHL	Foot Locker	Mayo Clinic
Oakley	PFG Performance Food Group	Matson	Sherwin-Williams	Stanford Medicine
	AmerisourceBergen	GardaWorld International Protective Services	Carl's Jr.	Abbott A Promise for Life
			Tractor Supply Co	

A distinguished and stable customer base across a diversity of industries

EXAMPLE: SUPPLY CHAIN OPTIMIZATION



Search “Quest Solution Case Study”

OTCQB: **QUES**

Our Offerings

Revenue % by Offering


Software, 7%
Services, 24%
31%
69%
Hardware, 69%
Hardware
Software & Services

Software

- Combination of proprietary and 3rd party software with high margins and stickiness
- Includes: Field Automation, Warehouse Automation, Retail & Device management
- Software… Direct contracting with customer with typically contract length of ~1 year and high renewable recurring revenue stream

Professional Services & LT Contracts

- **QuestPros** delivering daily rate service for specifications, surveys, configuration, planning and management

Hardware

- **Zebra/Motorola Platinum Channel Partner…** in the top 5 of the 2,500 Motorola resellers
- Quest delivers Enterprise Asset Visibility through the Internet of Things and the Cloud

Acquisition of Bar Code Specialties

2013 Audited
Revenue of $26.3M


Structured Sales Mgmt
Mulit-vendor quote system
Strong Operational Systems
Stategic solutions to increase margins
Industry experts & veterans
~$3M Label Manufacturin g (high margin)
Coupon scanning expertise
Kiosk Order Entry Expertise

Transaction closed November 21, 2014

Technologies and Horizontal Markets

20 year history with Fortune 500 customers

Barcode: Reading & Printing	All Forms of Wireless	Voice Response	Radio Frequency ID	Mobile Computing








TAGS
READER



- Distribution
- Manufacturing
- Retail
- Logistics
- Healthcare

Software: Packaged & Configurable

Offering a full suite of configurable and packaged software solutions



ORDER ENTRY
Increase speed and accuracy of sales orders



ROUTE
Control truck inventory and increase field productivity



ROUTE DSD
Direct store delivery with DEXING



WAREHOUSE
Enhance warehouse efficiency



PROOF OF DELIVERY
Real time visibility verification and documentation of delivery



iTRACK
Track device deployment, repairs, and return to the field



WTMip
Secure your information. Mobile software communication platform



EASY ORDER PORTAL
Streamline, consolidate and simplify ordering

Our renewable Software Support contracts added almost $1M last year because of our proprietary software solutions

QUEST SOLUTION

Software: Decision Support Systems

The comprehensive nature and vertical market flexibility of our systems lead to high ROI


manufacturer
(OEM)
retailer
distributor
supplier
logistics

Vertical Market Synergies and Overlap


Healthcare
Education
Mining
Aircraft /
Rebar
Inspection

Like a mutual fund of technologies and markets, Quest delivers lower costs, faster deliveries and fewer errors to the Supply chain

QUEST SOLUTION

Mobile Professional Services Market

A fast growing industry with tremendous potential

Market Opportunity


$10B
$8.5B
$7B
2017
2015
2013

Source: VDC Research Group projections of the Mobile Professional Services industry

- Global workforce has become more mobile.
- Handhelds are becoming more powerful and affordable
- Increase in spending across commercial industries.
- Increasing complexity of mobile solutions is leading to the need for customization.

Growth Strategy

Growth fueled by technology obsolecence, mandates, and renewable contracts

- Cellular Innovation… 2G to 3G to 4G
- Mandated changes for 2D barcodes
- Explosion in consumer-grade devices driving need for services and software
- Ever-evolving operating system changes with IOS, Android and Microsoft


Tech

Solid base of renewable contracts… 3 to 5 year renewal cycles

Like the Insurance Agent adding different kinds of policies as the customer shares trust and the portfolio of major accounts grow

Customer Case Study: Amerisource/Bergen

Total Customer Revenue to Date: ~$15.3M

($ in thousands)


$9
$13
$541
$4,193
$3,946
$1,534
$4,994
$3,010
$260
2007
2008
2009
2010
2011
2012
2013
2014
2015
YTD

Solution includes:

- Automation of A/B customer base with mobile computers
- Managed services & security monitoring across company
- 37 Distribution Center sites in North America, wireless and mobile computing
- Deployment of over 10,000 mobile terminals
- Installation and management of 700 Motorola WI-FI wireless access points

Partnering with Amerisource Bergen, a Fortune 50 pharmaceutical distributor to provide a comprehensive solution to enable remote management of entire network and improvements throughout their supply chain

Customer Case Study: Cardinal Health


Total Customer Revenue to Date: ~$6.7M
($ in thousands)
Roll-out of MC1000s
Roll-out of MC70's & began development on MC1000
MC40 & MC2180 roll-out
Moved app from MC70s to MC40s
Ported MC1000 app to MC2180
Began transition of app to new device, handled all staging & shipping
MC2180 roll-out & began delivery of TC55
$512
$1,297
$1,436
$452
$547
$354
$652
$1,481
$330
2007
2008
2009
2010
2011
2012
2013
2014
2015 YTD

Partnering with Cardinal Health to deliver software and services across multiple devices in a dynamic environment… generates recurring customer revenue

IP Division: Mining Decision Support Systems

A fast-expanding new market



Licensed and patented electro-dynamic sensing technology

Repeat global blue-chip customers with conveyer belts

High margin renewable contract business

50%+ operating margins versus 24% existing


BELTGARD SU
Designed and Made in Canada
RAMPART DETECTION SYSTEMS LTD.
US and International Patents Pending
BELTGARD.COM

Continental ContiTech

QUEST SOLUTION

Corporate Growth Strategy

A multi-pronged approach to growing the business

Increase margins through IP, Licensing & patents

Initially looking at opportunities in Canada

Build revenues and margin through deeper and wider customer engagement

Companies with major, long-term customer bases with opportunities to expand software and services business


Geographic Expansion
Sustain and Grow Core Mobility Integration & Support Business for Supply Chain Customers
Strategic Acquisitions
Product Expansion
Adjacent Market Expansion

Expansion of routing software to include ERP system

Field Services, Managed Services, Retail POS, RFID based asset tracking for healthcare, warehouse management, yard management

Pro Forma Income Statement

($ in thousands)	QUES Stand alone 9 mo 9/30/2014	Pro Forma 9 mo 9/30/14	Increase from 2013
Revenue	$ 26,141	$ 43,931	Q3 revenue ↑ 15.8%
Gross profit	5,012	8,655	
Gross margin	*19.2%*	*19.7%*	Gross margins ↑ %
Operating profit	18	452	
Net Income	47	6	
Adjusted Net Income *	$ 1,277	$ 1,235	
Diluted shares outstanding	*40,061,030*	*40,061,030*	
Adjusted EPS – 9 months	$0.03	$0.03	

***** = Add back of $1.23 million of one time non-cash charges***

Select Balance Sheet Summary

($ in thousands)	9/30/2014	12/31/2013
Cash & Cash Equivalents	$2,240	$2,134
Accounts Receivable, net	8,657	7,199
Total Current Assets	14,229	12,047
Property & Equipment, Net	172	226
Total Assets	$30,480	$15,927
Total Current Liabilities	$15,792	$7,966
Total Long-Term Debt	13,665	4,638
Total Equity	$993	$3,278
Total Liabilities & Equity	$30,480	$15,927

**** = After lengthy due diligence, we signed up with Wells Fargo for up to $8M line of credit for operations***

Executive Management

Jason Griffith, CEO

- Founding Partner in a public company audit firm
- Served as Chief Financial Officer at several public companies.

Scot Ross, CFO

- Executive VP and CFO for BCS
- 25+ year career, involved in 20 merger, acquisition and financing transactions with a cumulative value of over $500 million.

Kurt Thomet, President and Founder

- 21 years with Quest. 3 Decades of experience in personal and mobile computing with sales, channel management, and operations focus
- Award winning growth with Zebra, Motorola and Honeywell

George Zicman, Vice President Sales

- Over 30 years of experience in the mobile technology industry
- Prior to joining Quest, sales management for Telxon Corporation (in 1987) (later acquired by Symbol Technologies and then Motorola, then Zebra)

David Marin, Western Regional Sales Manager

- Founder of Bar Code Specialties, Inc. in 1992 (merged into Quest November 2014)
- Over 30 years experience in Automatic Identification & data collection (AIDC) market with award winning growth in supply chain integration market

Experienced Advisory Board



Tom Miller: Automatic Identification and Data collection (AIDC) market experience as current SAGE consultant to resellers, manufacturers and distributors. Past President of Norand, Intermec (now Honeywell) and taking company through high growth and stockholder increases.

http://www.linkedin.com/pub/tom-miller/3/207/9bb/en



Ian McNeil: Ian is the cofounder of Brennan Capital Partners and has a long history in finance and entrepreneurship. He has been a financier and operator in multiple industries. Searchlight Minerals Corp., Nanominerals, TELUS Corporation . Mr. McNeil graduated with a Bachelor of Commerce degree from the University of Victoria

http://www.linkedin.com/pub/ian-mcneil/3a/80a/444/en



August Sick: Licensing, Patents, M&A, Strategic public company value creation. Managing Director, Invitrogen, consulting in Biotechnology. Board level experience, creative thinker.

http://www.linkedin.com/pub/august-sick/13/a62/756/en

Investment Highlights

Leader in Mobility Solutions for Enterprises to support business processes automation

OTCQB TICKER:
QUES
Market Cap
~$13.5M
Recent Closing Price
$0.40
Shares Outstanding
35M
2014 Projected Revenue
$37.5M
9 mo ended 9/30/14 Adjusted Earnings
$1.3M

- **Unique Software and Services model is scalable :** Applications with over 1,000 customers
- **One of the only 'one-stop' fully integrated mobile solution providers:** offering design, delivery, deployment and support
- **Reoccurring Revenue:** Software and Services, maintenance contracts; a sticky, repeatable business with our customers.
- **Targeting GM growth:** from higher-margin managed services and software
- **95+% customer retention:** Customers include Bridgestone, McKesson, Carl's Jr., Oakley, Sherwin Williams; 85%+ of largest 20 customers have been with Quest for 5+ years; some as many as 12 years
- **Growing the portfolio of strong partners with mobile device platform:**
  - Increasing revenue per customer
  - Expanding portfolio of products provided through cross-marketing of complementary functions, accelerated by BCS acquisition
- **M&A** to expand our solutions and footprint
- **NOL / Deferred Tax Asset** we feel have a strong Net Operating Loss carryforward to help with tax planning

Contact Us

For interviews, investment opportunities, or other inquiries

Jason F. Griffith, CPA
Chief Executive Officer
702-399-9777
jgriffith@QuestSolution.com

Scot Ross
Chief Financial Officer
714-899-4800
sross@QuestSolution.com

Kurt Thomet
President
541-729-6286
kthomet@QuestSolution.com

Corporate Websites
http://questsolution.com/investors
http://www.bcssolutions.com/

Hayden IR
Brett Maas
Managing Partner
646-536-7331
brett@haydenir.com

Capital structure - Appendix

12/31/13 shares outstanding	34,935,416
12/31/14 shares outstanding	35,029,495

Dilutive items	12,182,895*
* = Exercise price for those at $0.25, $1 and $2 per share	
Dilutive weighted average	45,687,129

Financial information from Form 10-Q for 3rd quarter 2014

9/30/14 income	$ 47,003
Non-cash exp from 2013 item	1,041,784
Non cash warrants/stock comp	+ 187,728
Adjusted 9/30/14 earnings	1,292,298

9/30 weighted avg shares 33,334,616
9/30 Adjusted Basic EPS $0.0388